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                                                                                                      Exhibit 21.01

                                                    ATMI, INC.
                                                   SUBSIDIARIES


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Entity                                                        State or Jurisdiction of Incorporation or Organization
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
Advanced Technology Materials, Inc.                           Delaware
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Epitronics Corporation                                        Delaware
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ATMI Ecosys Corporation                                       California
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Advanced Delivery & Chemical Systems Nevada, Inc.             Nevada
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Advanced Delivery & Chemical Systems Holdings, LLC            Delaware
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Advanced Delivery & Chemical Systems Operating, LLC           Delaware
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Advanced Delivery & Chemical Systems Manager, Inc.            Delaware
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ATMI Materials, Ltd.                                          Texas
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ATMI Korea Co. Ltd.                                           Korea
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ATMI UK Limited                                               Scotland
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ATMI Fab Services, Inc. (fka ESCA, Inc.)                      New Mexico
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ATMI Fab Services Ireland (fkaESCA Ireland, Inc.)             New Mexico
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MST Analytics, Inc.                                           Delaware
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FPM Analytics, Inc.                                           Illinois
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MST Measurement Systems, Inc.                                 Illinois
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ATMI Packing Inc. (fka NOW Technologies, Inc.)                Minnesota
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ATMI Packaging International Inc. (fka NOW Technologies       Minnesota
International, Ltd.)
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NOW Japan Branch                                              Japan
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ATMI International Holdings, Inc.                             Delaware
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ATMI Taiwan Holdings, Inc.                                    Delaware
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ATMI Belgium Holdings, Inc.                                   Delaware
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ATMI Belgium, LLC                                             Delaware
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Emosyn LLC                                                    Delaware
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Hypernex, Inc.                                                Delaware
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Newform, N.V.                                                 Belgium
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ATMI Japan Branch                                             Japan
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ATMI Taiwan Co. Ltd. (fka ATMI Taiwan Branch)                 Taiwan
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ATMI GmbH                                                     Germany
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Advanced Technology Materials FSC, Inc.                       Barbados
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ATMI PTE LTD.                                                 Singapore
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